UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

Premier Multi-Series VIT

1633 Broadway

New York, New York 10019

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

PREMIER MULTI-SERIES VIT

1633 Broadway, New York, New York 10019

For proxy information, please call 1-844-292-8017

For account information, please call 1-800-498-5413

Dear Shareholder:

On behalf of the Board of Trustees of Premier Multi-Series VIT (the “Trust”), we are pleased to invite you to a special meeting of the shareholders of the Trust to be held at 10:30 a.m., Eastern time, on December 18, 2014, at the offices of Allianz Global Investors Fund Management LLC (“AGIFM”), 1633 Broadway, New York, New York, 10019.

As discussed in more detail in the accompanying Proxy Statement, you will be asked to approve the following proposal:

•	Election of eleven (11) Trustees. Six (6) nominees are currently Trustees of the Trust.

AGIFM currently serves as investment manager or investment adviser/administrator to fifty-four (54) open-end and four (4) closed-end funds, including the series of the Trust, and retains sub-advisers to manage the funds’ portfolios (the “Allianz Funds Complex”). Election of all of the nominees would align the membership of the boards of trustees of the open-end funds for which AGIFM serves as investment manager or investment adviser/administrator. It is intended that the combined board ultimately will oversee all of the funds in the Allianz Funds Complex. A combined board would join the background and skills of the trustees on the existing boards proposed for election and is designed to simplify and streamline oversight of funds in the Allianz Funds Complex and achieve related efficiencies.

Your vote is important

After considering the matter, the Nominating Committee of the Board of Trustees of the Trust unanimously nominated each of the proposed candidates for election and your Board of Trustees unanimously voted to recommend that shareholders of the Trust and its series, NFJ Dividend Value Portfolio (the “Portfolio”), vote in favor of the proposal, as more fully described in the accompanying Proxy Statement. Now it is your turn to review the proposal and vote. For more information about the issues requiring your vote, please refer to the accompanying Proxy Statement.

Shares of the Portfolio are offered only to segregated asset accounts of insurance companies (“Insurance Company Sponsors”) that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to insurance-dedicated fund-of-funds vehicles (“Affiliated Funds”) sponsored by Allianz Life Insurance Company of North America (“Allianz Life”). Such Insurance Company Sponsors and Affiliated Funds are the only direct shareholders of the Portfolio. For owners of Variable Contracts (“Contract Owners”), although the Insurance Company Sponsors are the shareholders of record of the Portfolio, you are receiving this letter and the enclosed Proxy Statement because you own Portfolio shares beneficially as the holder of a Variable Contract with an amount allocable to the Portfolio, and therefore you have a right to instruct how such shares will be voted. The Insurance Company Sponsor of your Variable Contract, or any proxy it appoints, will vote the shares you beneficially own according to your instructions, and will vote in its discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof. Throughout the Proxy Statement, shareholders of the Portfolio and Contract Owners are all generally referred to as “shareholders.”

No matter how many shares you own, your timely vote or voting instructions are important. If you are not available to attend the meeting, then please promptly give your voting instructions by telephone or via the Internet by following the instructions on the proxy card or voting instruction card, as applicable, or you may vote by completing, signing, dating and returning the proxy card or voting instruction card, as applicable, in order to avoid the added cost of follow-up solicitations. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card or voting instruction card, as applicable. This code is designed to confirm your identity, provide access to the voting site and confirm that your instructions are properly recorded. If you have any questions regarding the Proxy Statement, please call the Trust’s transfer agent, Boston Financial Data Services, Inc. at 1-844-292-8017.

Thank you in advance for your participation in this important vote.

Sincerely,

Thomas J. Fuccillo
Secretary

New York, New York

November 14, 2014

PREMIER MULTI-SERIES VIT

1633 Broadway, New York, NY 10019

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 18, 2014

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the series of Premier Multi-Series VIT (the “Trust”), NFJ Dividend Value Portfolio (the “Portfolio”), will be held on December 18, 2014, at 10:30 a.m., Eastern time, at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.

As described in the Proxy Statement, the Meeting has been called for the following purposes:

1. To be voted on by all shareholders of the Trust (including shareholders of the Portfolio): To elect Trustees of the Trust, as described in Section I of the attached Proxy Statement.

2. To consider and act upon such other matters as may properly come before the Meeting and any adjourned or postponed session thereof.

Shares of the Portfolio are offered only to segregated asset accounts of insurance companies (“Insurance Company Sponsors”) that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to insurance-dedicated fund-of-funds vehicles (“Affiliated Funds”) sponsored by Allianz Life Insurance Company of North America (“Allianz Life”). Such Insurance Company Sponsors and Affiliated Funds are the only direct shareholders of the Portfolio. For owners of Variable Contracts (“Contract Owners”), although the Insurance Company Sponsors are the shareholders of record of the Portfolio, you are receiving this letter and the enclosed Proxy Statement because you own Portfolio shares beneficially as the holder of a Variable Contract with an amount allocable to the Portfolio, and therefore you have a right to instruct how such shares will be voted. Throughout the Proxy Statement, shareholders of the Portfolio and Contract Owners are all generally referred to as “shareholders.”

The Board of Trustees of the Trust has fixed the close of business on October 17, 2014 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. The proxy is being solicited on behalf of the Board of Trustees of the Trust.

For Contract Owners, the Insurance Company Sponsor of your Variable Contract, or any proxy it appoints, will vote the shares you beneficially own according to your instructions, and will vote in its discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

November 14, 2014

By order of the Board of Trustees

Thomas J. Fuccillo
Secretary

YOUR VOTE IS IMPORTANT

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, then please give your voting instructions by telephone or via the Internet by following the instructions on the proxy card or voting instruction card, as applicable, or you may vote by completing, signing, dating and returning the proxy card or voting instruction card, as applicable. Please give your voting instructions or submit your proxy card or voting instruction card, as applicable, promptly in order to avoid any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 18, 2014

The Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available without charge by visiting the website indicated on your proxy card or voting instruction card, as applicable. In addition, shareholders can find important information about the Portfolio in its annual report, dated December 31, 2013, including financial reports for the fiscal year ended December 31, 2013, and in the Portfolio’s semi-annual report, dated June 30, 2014. Upon request and without charge, the Trust will furnish each person to whom the Proxy Statement is delivered with a copy of these reports. You may obtain copies of these reports without charge by calling 1-800-498-5413, by writing to the Trust at the address appearing above or on the Portfolio’s website at us.allianzgi.com.

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 18, 2014

PREMIER MULTI-SERIES VIT

1633 Broadway, New York, NY 10019

NFJ Dividend Value Portfolio

The Board of Trustees (the “Board” or “Trustees”) of Premier Multi-Series VIT (the “Trust”), is soliciting proxies from the shareholders of its series, NFJ Dividend Value Portfolio (the “Portfolio”), in connection with a special meeting (the “Meeting”) of shareholders of the Portfolio to be held at 10:30 a.m., Eastern time, on December 18, 2014 at the offices of Allianz Global Investors Fund Management LLC (“AGIFM”), 1633 Broadway, New York, New York 10019. The Notice of the Meeting, this Proxy Statement and the proxy card or voting instruction card, as applicable, are being mailed to shareholders of record as of October 17, 2014 (the “Record Date”) beginning on or about November 14, 2014. Upon request and without charge, the Trust will furnish each person to whom this Proxy Statement is delivered with a copy of the Portfolio’s latest annual and semi-annual reports to shareholders. You may obtain copies of one or more reports without charge by calling 1-800-498-5413, by writing to the Trust at the address appearing above or on the Portfolio’s website at us.allianzgi.com.

The Meeting is being called for the following purposes: (1) to elect Trustees of the Trust, and (2) to transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Shares of the Portfolio are offered only to segregated asset accounts of insurance companies (“Insurance Company Sponsors”) that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to insurance-dedicated fund-of-funds vehicles (“Affiliated Funds”) sponsored by Allianz Life Insurance Company of North America (“Allianz Life”). Such Insurance Company Sponsors and Affiliated Funds are the only direct shareholders of the Portfolio. For owners of Variable Contracts (“Contract Owners”), although the Insurance Company Sponsors are the shareholders of record of the Portfolio, you are receiving the enclosed proxy materials and your voting instructions are being solicited because you own Portfolio shares beneficially as the holder of a Variable Contract with an amount allocable to the Portfolio. As a Contract Owner, you have a right to instruct how such shares will be voted. Throughout the Proxy Statement, shareholders of the Portfolio and Contract Owners are all generally referred to as “shareholders.”

Section I of this Proxy Statement contains information relating to the proposal to elect Trustees of the Trust. Section II contains additional background information about the Trust, the investment manager of the Portfolio, AGIFM, and other matters. Section III contains general information about the Meeting and shareholder voting.

I. ELECTION OF A BOARD OF TRUSTEES

AGIFM currently serves as investment manager or investment adviser/administrator to fifty-four (54) open-end and four (4) closed-end funds, including the Portfolio, and retains sub-advisers to manage the funds’ portfolios (together, the “Allianz Funds Complex”). Currently, funds in the Allianz Funds Complex are served by two separate boards of trustees. One board (the “Multi-Funds Board”) oversees the Trust, as well as other funds that are not covered in this Proxy Statement, including Allianz Funds Multi-Strategy Trust (“MST”), an open-end investment company with multiple series for which AGIFM serves as investment manager and/or administrator and affiliates of AGIFM and non-affiliates serve as investment sub-adviser, AllianzGI Institutional Multi-Series Trust (“IMST”), an open-end investment company with two series for which AGIFM serves as investment manager and an affiliate of AGIFM serves as investment sub-adviser, and AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, AllianzGI Equity & Convertible Income Fund and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, each a closed-end fund for which AGIFM serves as investment manager and affiliates of AGIFM serve as investment sub-adviser (the “AGIFM Closed-End Funds”). The other board oversees Allianz Funds, an open-end investment company with multiple series for which AGIFM serves as the investment adviser/administrator and affiliates of AGIFM serve as investment sub-adviser (the “Allianz Funds Board”).

At the Meeting, shareholders of the Trust will be asked to elect eleven (11) individuals (the “Nominees”) to serve as Trustees of the Trust. The shareholders of Allianz Funds, MST and IMST have been asked to elect the same Nominees to serve as trustees of their respective boards of trustees, which, subject to applicable shareholder approval, would result in a consolidated board overseeing the Trust, Allianz Funds, MST and IMST (the “Consolidated Board”).

The Multi-Funds Board is currently composed of seven Trustees, six of whom are Independent Trustees and one of whom is an Interested Trustee. One of the current Multi-Funds Trustees (John C. Maney) has indicated his intention to resign from the Board of the Trust on or prior to the end of calendar year 2014, and will not stand for election to the Consolidated Board. The Consolidated Board would join the background and skills of the Trustees on the Multi-Funds Board and Allianz Funds Board who will stand for election to the Consolidated Board and is designed to simplify and streamline oversight of funds in the Allianz Funds Complex and achieve related efficiencies.

Rationale for Having a Consolidated Board. During the past several years, there have been a number of initiatives designed to consolidate and streamline Allianz’s asset management business in the United States, including through the reorganization of several affiliated investment advisers into the firm that is now Allianz Global Investors U.S. LLC (“AGI U.S.”), a sub-adviser to many of the funds in the Allianz Funds Complex. In addition, a number of closed-end and open-end funds for which AGIFM served as investment manager and its affiliate, Pacific Investment Management Company LLC (“PIMCO”), served as sub-adviser, were transitioned to the PIMCO Funds platform effective in September 2014, such that AGIFM no longer serves as the investment manager to those funds (the “PIMCO-Sponsored Funds”).

Taking into account these initiatives, including the reduction in funds comprising the Allianz Funds Complex and in the individual advisory firms that manage the funds, the Allianz Funds Board and the Multi-Funds Board, in consultation with AGIFM, considered consolidating into a single board with common membership that would oversee all funds in the Allianz Funds Complex. At a joint meeting held on September 15, 2014, the Allianz Funds Board and the Multi-Funds Board determined to proceed with the consolidation, subject to shareholder election of the applicable Nominees to the Consolidated Board. These Board approvals followed the nomination of each of the Nominees by the Board Governance and Nominating Committee of the Allianz Funds Board and the Nominating Committee of the Multi-Funds Board, all of the members of which are Independent Trustees. Each of Messrs. F. Ford Drummond, James S. MacLeod, Davey S. Scoon and Julian Sluyters and Ms. Susan M. King was originally recommended to the Board for approval as a Trustee by the Independent Trustees of the Trust.

The Allianz Funds Board and the Multi-Funds Board have historically held separate meetings but often have reviewed substantially the same policy issues, contractual arrangements and other matters relating to the funds they oversee. The Allianz Funds Board and the Multi-Funds Board have appointed many of the same fund officers, including the President and Chief Executive Officer; the Treasurer and Principal Financial and Accounting Officer; the Vice President, Secretary and Chief Legal Officer; and the Chief Compliance Officer. There are minor differences in the Assistant Secretaries and Assistant Treasurers that have been appointed by the Allianz Funds Board and the Multi-Funds Board. In approving the Consolidated Board, the Board of the Trust took into account that, among other potential efficiencies, consolidating into one Board would reduce the duplication of Board materials and reports covering the same topics and would avoid the need for repeated presentations by the same personnel at different meetings. In this regard, the Board considered that the funds and AGIFM would realize efficiencies and potential future cost savings if the same individuals served as Trustees of all funds in the Allianz Funds Complex.

In consultation with AGIFM, the Board also considered, among other factors, that the establishment of the Consolidated Board can be expected to promote enhanced effectiveness of board oversight of all funds in the Allianz Funds Complex, including with respect to their management and other service providers; promote a more efficient use of resources by management, which will enhance management’s productivity and potentially lead to a reduction in the costs of such services over time; and improve the long-term prospects for attracting and retaining qualified individuals to serve as independent trustees on the Consolidated Board. In addition, the Board determined that the funds it oversees are likely to benefit from the particular backgrounds, skills and other attributes of those Nominees who currently serve as members of the Allianz Funds Board and would be added to the Consolidated Board.

Description of the Consolidated Board and Related Matters. Ten of the Nominees to the Consolidated Board are current Trustees of the Multi-Funds Board and/or the Allianz Funds Board and one of the Nominees is not currently a Trustee and would be an Interested Trustee if elected. The Nominees are F. Ford Drummond, James S. MacLeod, Davey S. Scoon and Julian Sluyters, each of whom is a current member of the Allianz Funds Board; Bradford K. Gallagher, Hans W. Kertess, James A. Jacobson, William B. Ogden, IV and Alan Rappaport, each of whom is a current member of the Multi-Funds Board; Deborah A. DeCotis, who is a current member of both the Allianz Funds Board and the Multi-Funds Board; and Susan M. King, who is not currently a member of any Board. Each of Ms. DeCotis and Messrs. Drummond, Gallagher, Jacobson, Kertess, MacLeod, Ogden, Rappaport and Scoon is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (such individuals are commonly referred to as “Independent Trustees”). Each of Ms. King and Mr. Sluyters is an “interested person” of the Trust, as defined in the 1940 Act, because of his or her affiliation with AGIFM and its affiliates (such individuals are commonly referred to as “Interested Trustees”).

The shareholders of MST, IMST and Allianz Funds have been asked to elect the Nominees to the Consolidated Board at a separate shareholder meeting to be held contemporaneously with the Meeting. In addition, during calendar year 2015, it is expected that shareholders of each of the AGIFM Closed-End Funds will be asked to elect applicable Nominees at their next annual meetings such that each such fund would be overseen by the Consolidated Board following such meetings. Following such meetings, and subject to applicable shareholder approvals, all funds in the Allianz Funds Complex would then be overseen by the Consolidated Board.

All current Trustees of the Trust were elected previously by shareholders.

The Amended and Restated Agreement and Declaration of Trust of the Trust (the “Declaration of Trust”) does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders; and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders.

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its Bylaws and the laws of The Commonwealth of Massachusetts, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

Board Leadership Structure — The Multi-Funds Board is currently composed of seven Trustees, six of whom are Independent Trustees and one of whom is an Interested Trustee. An Independent Trustee serves as Chairman of the Trustees and is selected by vote of the majority of the Independent Trustees. The Chairman of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board meets regularly four times each year to discuss and consider matters concerning the Trust and the Portfolio, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of Trust management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board has established four standing Committees to facilitate the Trustees’ oversight of the management of the Trust: the Audit Oversight Committee, the Nominating Committee, the Valuation Committee and the Compensation Committee. The functions and role of each Committee are described below under “Committees of the Board of Trustees.”

The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows the Independent Trustees to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees on the Board and limiting Committee membership to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust. In reaching this conclusion, the Board considered, among other things, the role of AGIFM and the Portfolio’s sub-adviser (the “Sub-Adviser”) in the day-to-day management of Portfolio affairs, the extent to which the work of the Board is conducted through the Committees, the number of portfolios that comprise the Trust and the Allianz Funds Complex, the variety of asset classes those series include, the net assets of the Portfolio, the Trust and the Allianz Funds Complex, and the investment advisory/administration or management, distribution and other service arrangements of the Portfolio, the Trust and the Allianz Funds Complex. The Board also believes that its structure, including the presence of one Trustee who is an executive with various entities affiliated with AGIFM, facilitates an efficient flow of information concerning the management of the Trust to the Independent Trustees.

Risk Oversight — The Portfolio has retained AGIFM and the Sub-Adviser to provide investment advisory services, and, in the case of AGIFM, administrative services, and these service providers are responsible for the management of risks that may arise from Portfolio investments and operations. Some employees of AGIFM and/or its affiliates serve as the Trust’s officers, including the Trust’s principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. AGIFM and the Sub-Adviser employ different processes, procedures and controls to identify and manage different types of risks that may affect the Portfolio. The Board oversees the performance of the risk management functions provided by AGIFM and the Sub-Adviser, both directly and through the Committee structure it has established. The Board receives from AGIFM and the Sub-Adviser a wide range of reports, both on a regular and as-needed basis, relating to the activities of the Portfolio and to the actual and potential risks of the Portfolio and the Trust as a whole. These include, among others, reports on investment risks, custody and valuation of the Portfolio’s assets, compliance with applicable laws, and the Portfolio’s financial accounting and reporting. The Board also regularly receives, from the Portfolio’s principal underwriter, reports regarding the distribution, sale and marketing of the Portfolio’s shares, as well as related risks. In addition, the Board meets periodically with the individual portfolio managers of the Portfolio to receive reports regarding the portfolio management of the Portfolio and its performance, including its investment risks. In the course of these meetings and discussions with AGIFM and the Sub-Adviser, the Board has emphasized the importance of maintaining vigorous risk management programs and procedures.

In addition, the Multi-Funds Board has appointed a Chief Compliance Officer (the “CCO”), who has also been appointed by the Allianz Funds Board. The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within AGIFM’s organization including its head of risk management, and provides presentations to the Board at its quarterly meetings and annual reports on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Trust with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Portfolio can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Portfolio’s investment objective; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

During the fiscal year ended December 31, 2013, the Multi-Funds Board met six times with respect to VIT and three additional times with respect to MST and/or the AGIFM Closed-End Funds and each incumbent Trustee Nominee who was then a member of the Multi-Funds Board was present for at least 75% of the aggregate number of meetings of the Multi-Funds Board held during the period for which he or she has been a Trustee and meetings held by all committees on which he or she served during the period that he or she served.

Information about Nominees

Information about the Nominees is presented below. The information is listed separately for (i) Nominees who are Interested Trustees and (ii) Nominees who are Independent Trustees. Except as shown, each Nominee’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Nominee may have held different positions with such employer(s).

Interested Trustee Nominees(1)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee or Nominee for Trustee(2)	Other Directorships Held by Trustee or Nominee for Trustee
New Nominee of the Trust

Susan M. King(3) 1963	New Interested Nominee	N/A	Chief Marketing Officer, Allianz Global Investors U.S. LLC (since 2013). Formerly, Global Head of Marketing for Morgan Stanley Investment Management (2011-2013). Formerly, Consultant (self-employed) (2009-2011). Formerly, Head of US Distribution Marketing for Legg Mason (2005-2009).	54	None.

Name, Address*, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee or Nominee for Trustee(2)	Other Directorships Held by Trustee or Nominee for Trustee
New Nominee of the Trust; Incumbent Trustee of Allianz Funds

Julian Sluyters(3) 1960	President and Chief Executive Officer of the Trust; New Interested Nominee of the Trust	3/2014 to present (President and Chief Executive Officer) Trustee, President and Chief Executive Officer of Allianz Funds since 3/2014.	Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012); President and Chief Executive Officer of 58 funds in the Fund Complex; Trustee of 18 funds in the Fund Complex. Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).	54	None.

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.
(1)	“Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds.
(2)	As noted above, the shareholders of Allianz Funds, MST and IMST have been asked to elect the Nominees to the Consolidated Board at a separate meeting to be held contemporaneously with the Meeting; therefore, the series of Allianz Funds, MST and IMST are included in the number of portfolios overseen or to be overseen by a Trustee or Nominee. During calendar year 2015, it is intended that, subject to shareholder approval, the Consolidated Board will also oversee the AGIFM Closed-End Funds. The four AGIFM Closed-End Funds and PIMCO-Sponsored Funds account for the difference in the number of portfolios overseen or to be overseen by a Trustee or Nominee because certain Nominees currently serve as Trustees of the AGIFM Closed-End Funds and PIMCO-Sponsored Funds and others do not. The PIMCO-Sponsored Funds are not part of the “Allianz Funds Complex” as used elsewhere in this Proxy Statement, but are part of the “Fund Complex” for purposes of this table.
(3)	Each of Ms. King and Mr. Sluyters is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to her or his affiliation with AGIFM or its affiliates.

Independent Trustee Nominees(1)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee or Nominee for Trustee(2)	Other Directorships Held by Trustee or Nominee for Trustee
Incumbent Trustee of the Trust

Deborah A. DeCotis 1952	Trustee	Since Inception	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Member, Circle Financial Group (since 2010); Trustee, Stanford University (since 2010); and Member, Council on Foreign Relations (since 2013). Formerly, Director, Helena Rubenstein Foundation (1997-2012).	83	None.

Bradford K. Gallagher 1944	Trustee	Since Inception	Retired. Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); and Chairman and Trustee, Commonfund (2005-2014).	83	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010).

James A. Jacobson 1945	Trustee	Since Inception	Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.	83	Trustee, Alpine Mutual Funds Complex consisting of 17 funds.

Hans W. Kertess 1939	Trustee (Chairman)	Since Inception	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.	83	None.

Name, Address*, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee or Nominee for Trustee(2)	Other Directorships Held by Trustee or Nominee for Trustee
William B. Ogden, IV 1945	Trustee	Since Inception	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	83	None.

Alan Rappaport 1953	Trustee	Since Inception	Advisory Director (formerly Vice Chairman) (since 2009), Roundtable Investment Partners; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007); Director, Victory Capital Holdings, Inc., an asset management firm (since 2013).	83	None.

New Nominee of the Trust; Incumbent Trustee of Allianz Funds

F. Ford Drummond 1962	New Independent Nominee of the Trust	Initial Election for the Trust. Trustee of Allianz Funds since 1/2006.	Owner/Operator, Drummond Ranch. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	54	Director, BancFirst Corporation.

James S. MacLeod 1947	New Independent Nominee of the Trust	Initial Election for the Trust. Trustee of Allianz Funds since 1/2006.	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; and Director, Homeowners Mortgage. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation. Formerly, Chief Executive Officer of Homeowners Mortgage.	54	Director, Sykes Enterprises, Inc.

Name, Address*, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee or Nominee for Trustee(2)	Other Directorships Held by Trustee or Nominee for Trustee
Davey S. Scoon 1946	New Independent Nominee of the Trust	Initial Election for the Trust. Trustee (Chairman) of Allianz Funds since 1/2006.	Adjunct Assistant Professor, Tufts University School of Medicine and Adjunct Professor, University of Wisconsin-Madison. Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing); and Chief Administrative and Financial Officer, SunLife Financial- U.S. (financial services).	54	Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc.; Director, Orthofix International N.V. and Director, Biodel Inc. Formerly, Director, CardioKine Inc. and Director, NitroMed, Inc.

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.
(1)	“Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds.
(2)	As noted above, the shareholders of Allianz Funds, MST and IMST have been asked to elect the Nominees to the Consolidated Board at a separate meeting to be held contemporaneously with the Meeting; therefore, the series of Allianz Funds, MST and IMST are included in the number of portfolios overseen or to be overseen by a Trustee or Nominee. During calendar year 2015, it is intended that, subject to shareholder approval, the Consolidated Board will also oversee the AGIFM Closed-End Funds. The four AGIFM Closed-End Funds and PIMCO-Sponsored Funds account for the difference in the number of portfolios overseen or to be overseen by a Trustee or Nominee because certain Nominees currently serve as Trustees of the AGIFM Closed-End Funds and PIMCO-Sponsored Funds and others do not. The PIMCO-Sponsored Funds are not part of the “Allianz Funds Complex” as used elsewhere in this Proxy Statement, but are part of the “Fund Complex” for purposes of this table.

The term of office of each person elected as Trustee will be until his or her successor is elected and qualified. Each of the Nominees has agreed to serve as a Trustee if elected. If any of the Nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxy may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at fewer than eleven.

Trustee Qualifications — The Multi-Funds Board has determined that each Nominee should serve or continue to serve as such based on several factors (none of which alone is decisive). With the exception of Ms. King, who is not currently a Trustee, and Mr. Sluyters, who was appointed to the Allianz Funds Board in 2014, the Nominees have served on the Multi-Funds Board and/or the Allianz Funds Board for a number of years. Each Nominee is knowledgeable about the Trust’s business and service provider arrangements, which are for the most part common among the Trust, MST, IMST and Allianz Funds. Among the factors the Board considered when concluding that an individual should serve on the Consolidated Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Consolidated Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Consolidated Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Portfolio, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Following is a summary of various qualifications, experiences and skills of each Nominee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Consolidated Board. References to qualifications, experiences and skills are not intended to hold out the Consolidated Board or individual Nominees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Consolidated Board by reason thereof.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and/or experience in oversight of investment management functions through her experience as a Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.

F. Ford Drummond — Mr. Drummond has substantial legal background and experience in the oversight and management of regulated companies through his work as General Counsel of BMI Health Plans, a benefits administrator. He has substantial board experience in the banking sector as a director of the BancFirst Corporation, Oklahoma’s largest state chartered bank, and as a former director of The Cleveland Bank. Mr. Drummond also serves as a member and is past chairman of the Oklahoma Water Resources Board, which provides tax exempt financing for water infrastructure projects in the state.

Bradford K. Gallagher — Mr. Gallagher has substantial executive and board experience in the financial services and investment management industries. He has served as director to several other investment companies. Having served on the Operating Committee of Fidelity Investments and as a Managing Director and President of Fidelity Investments Institutional Services Company, he provides the Trust with significant asset management industry expertise. He also brings significant securities industry experience, having served as a developer and founder of several enterprises and private investment vehicles.

Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co., and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

Susan M. King — Ms. King has substantial executive experience in the asset management industry in marketing and product management positions. She also has experience in the investment banking industry. Ms. King currently serves in a senior-level position with an investment advisory firm affiliated with AGIFM. Because of her familiarity with the Portfolio, AGIFM and affiliated entities, she would serve as an important information resource for the Independent Trustees.

James A. Jacobson — Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at an NYSE specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He also provides significant financial expertise and serves as the Audit Oversight Committee’s Chair for the Multi-Funds Board and has been determined by the Multi-Funds Board to be an “audit committee financial expert.” He has expertise in investment company matters through his service as a trustee of another fund family.

James S. MacLeod — Mr. MacLeod has substantial business and finance experience, including in the banking sector. He has experience as an officer and a board member of public and private companies. He is the Chairman and Chief Executive Officer of Coastal Bancshares and President of CoastalStates Bank. He is also on the board of Homeowners Mortgage and Sykes Enterprises, Inc. He also has experience in the non-profit sector overseeing the endowment of the University of Tampa while serving as Trustee (since 2006), Chairman of the Development Committee and Member of the Executive Committee.

William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for and provide mergers and acquisition advisory services to asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the private banking division of Bank of America and as Vice Chairman of U.S. Trust. He is currently Advisory Director of an investment banking firm.

Davey S. Scoon — Mr. Scoon has many years of senior executive experience in the financial services industry, including 14 years as Chief Operating Officer of Colonial Mutual Funds. He has a background and experience in accounting and finance as well as experience as an officer of public companies. He served as Chief Administrative and Financial Officer for Tom’s of Maine and SunLife Financial – U.S. He serves on several public company boards and is an audit committee financial expert. He is a director of several biomedical companies, including serving as board chair of a health plan with a $1 billion investment portfolio.

Julian Sluyters — Mr. Sluyters has substantial business and finance experience, including an accounting background and experience as an executive in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with AGIFM. Because of his familiarity with the Portfolio, AGIFM and affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with AGIFM.

Committees of the Board of Trustees

Audit Committee. The Audit Oversight Committee of the Multi-Funds Board is currently composed of Messrs. Gallagher, Jacobson (Chair), Kertess, Ogden, Rappaport and Ms. DeCotis, each of whom is an Independent Trustee. The Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Portfolio and, among other things, determines the selection of the independent registered public accounting firm for the Portfolio and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by the independent registered public accounting firm on behalf of the Portfolio, and approves non-audit services to be performed by the independent registered public accounting firm for certain affiliates, including AGIFM, the Sub-Adviser and entities in a control relationship with AGIFM or the Sub-Adviser, that provide services to the Portfolio where the engagement relates directly to the operations and financial reporting of the Portfolio. The Audit Oversight Committee considers the possible effect of those services on the independence of the Portfolio’s independent registered public accounting firm.

During the fiscal year ended December 31, 2013, the Audit Oversight Committee convened three times with respect to VIT and convened four additional times with respect to MST and/or the AGIFM Closed-End Funds.

Nominating Committee. The Nominating Committee of the Multi-Funds Board is currently composed of Messrs. Gallagher, Jacobson, Kertess (Chair), Ogden,

Rappaport and Ms. DeCotis, each of whom is an Independent Trustee. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when trustees are to be re-elected.

It is the policy of the Nominating Committee to consider trustee nominees recommended by shareholders. The procedures by which shareholders can submit nominee recommendations to the Nominating Committee are set forth as Appendix A to this Proxy Statement. During the fiscal year ended December 31, 2013, the Nominating Committee did not convene with respect to VIT or MST and convened once with respect to the AGIFM Closed-End Funds.

Qualifications, Evaluation and Identification of Trustee Nominees. The Trustees of the Trust have adopted a written charter for the Nominating Committee of the Trust, a copy of which is included as Appendix A to this Proxy Statement and is available at http://us.allianzgi.com/ClosedEndFund/External%20Documents/nominating_committee_charter.pdf. The Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but have not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Nominating Committee for nomination as a Trustee. The Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) ability, judgment and expertise; and (v) overall diversity of the Board’s composition. The Nominating Committee may consider candidates for Trustee recommended by the Trust’s current Trustees, the Trust’s officers, AGIFM or the Sub-Adviser, shareholders of the Portfolio and any other source the Nominating Committee deems appropriate. The Nominating Committee may, but is not required to, retain a third-party search firm at the Trust’s expense to identify potential candidates.

The Nominating Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Nominating Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Nominating Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Portfolio (e.g., investment management, distribution, accounting, trading, compliance and legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Portfolio.

Consideration of Candidates Recommended by Shareholders. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as an exhibit to the Board’s Nominating Committee Charter, attached to this Proxy Statement as Appendix A. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description is only a summary. Please refer to Appendix A for details.

The Nominating Committee has full discretion to accept or reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Nominating Committee will be nominated for election to the Board.

Compensation Committee. The Compensation Committee of the Multi-Funds Board is currently composed of Messrs. Gallagher, Jacobson, Kertess (Chair), Ogden, Rappaport and Ms. DeCotis, each of whom is an Independent Trustee. The Compensation Committee meets as the Multi-Funds Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Trust who are not directors, officers, partners or employees of AGIFM, the Sub-Adviser or any entity controlling, controlled by or under common control with AGIFM or the Sub-Adviser. The Compensation Committee of the Board convened once during the fiscal year ended December 31, 2013.

Valuation Committee. The Valuation Committee of the Multi-Funds Board is currently composed of Messrs. Gallagher, Jacobson, Kertess, Ogden (Chair), Rappaport and Ms. DeCotis, each of whom is an Independent Trustee. The Valuation Committee has been delegated responsibility by the Board for overseeing determinations of the fair value of the Portfolio’s portfolio securities on behalf of the Board in accordance with the Portfolio’s valuation procedures. The Valuation Committee reviews and approves procedures for the fair valuation of the Portfolio’s portfolio securities and periodically reviews information from AGIFM and the Sub-Adviser regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. The Valuation Committee convened five times during the fiscal year ended December 31, 2013.

If the Nominees are elected, the Consolidated Board intends to adopt a new committee structure to standardize committees across the Trust, Allianz Funds, MST and IMST. The elected Trustees would determine any new committee structure, which is currently expected to include the following committees: an audit oversight committee, a valuation committee, a governance and nominating committee and a performance committee, with other functions, including contract review and compliance, to be overseen by all Independent Trustees. The elected Trustees would also determine the chairs of the Consolidated Board and of any such committees.

Securities Ownership

As of August 31, 2014, to the best knowledge of the Trust, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Portfolio.

As of August 31, 2014, to the best knowledge of the Trust, each of the Trustees, Nominees and named executive officers owned less than 1% of the outstanding shares of the Portfolio.

For each Nominee, the following table discloses the dollar range of equity securities beneficially owned by the Nominee in the Portfolio overseen or to be overseen and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Nominee within the Trust’s family of investment companies, as of August 31, 2014. The dollar ranges used in the table are: (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000. The following table includes securities in which a Nominee holds an economic interest through the deferred compensation plan described below.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Portfolio Overseen or to be Overseen by the Trustee or Nominee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies(1)
Independent Trustee Nominees

Deborah A. DeCotis	None	Over $100,000
F. Ford Drummond	None	Over $100,000
Bradford K. Gallagher	None	Over $100,000
James A. Jacobson	None	Over $100,000
Hans W. Kertess	None	Over $100,000
James S. MacLeod	None	Over $100,000
William B. Ogden, IV	None	$50,001-$100,000
Alan Rappaport	None	$50,001-$100,000
Davey S. Scoon	None	Over $100,000

Interested Trustee Nominees

Susan M. King	None	$50,001-$100,000
Julian Sluyters	None	Over $100,000

(1)	The “Family of Investment Companies” does not include the PIMCO-Sponsored Funds.

The Independent Trustee Nominees and their immediate family members did not beneficially own any securities in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of August 31, 2014.

Trustees’ Compensation

The compensation of the Trustees of the Multi-Funds Board is described below. If the Nominees are elected, it is expected that the Consolidated Board will determine its compensation structure, which may result in different compensation from that described below.

Each of the Independent Trustees of the Trust also serves as a trustee of each AGIFM Closed-End Fund, MST and IMST. In addition, each of the Independent Trustees of the Trust serves as a trustee or director of the PIMCO-Sponsored Funds.

Prior to the transition of the PIMCO-Sponsored Funds to the PIMCO Funds platform effective September 5, 2014, each of the AGIFM Closed-End Funds, MST, IMST, the Trust and the PIMCO-Sponsored Funds held joint meetings of their Boards of Trustees whenever possible. Also prior to September 5, 2014, each Trustee, other than any Trustee who is a director, officer, partner or employee of AGIFM or any entity controlling, controlled by or under common control with AGIFM received annual compensation of $250,000, payable quarterly. The Independent Chairman of the Trustees received an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman received an additional $50,000 annually, payable quarterly. Trustees were also reimbursed for meeting-related expenses.

Effective September 5, 2014, each of the Trust, the AGIFM Closed-End Funds, MST and IMST is expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of AGIFM or any entity controlling, controlled by or under common control with AGIFM receives annual compensation, payable quarterly, in an amount equal to a portion of the total compensation received prior to September 5, 2014 and described above. Such portion is determined based on the average net assets of the Trust, the AGIFM Closed-End Funds, MST and IMST and the historical allocation of Trustee compensation expenses among the Trusts overseen, and is estimated to be $126,320, payable quarterly, for each such Trustee. The Independent Chairman of the Trustees receives an additional amount per year, payable quarterly, equal to a portion of the additional amount received prior to September 5, 2014, determined in the same manner described for compensation payable to the Independent Trustees. Such amount received by the Independent Chairman of the Trustees is estimated to be $37,896 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional amount annually, payable quarterly, equal to a portion of the additional amount received prior to September 5, 2014, determined in the same manner described for compensation payable to the Independent Trustees. Such amount received by the Audit Oversight Committee Chairman is estimated to be $25,264 annually, payable quarterly. Trustees will also be reimbursed for meeting-related expenses.

Each Trustee’s compensation and other costs in connection with joint meetings will be allocated among the Trust, the AGIFM Closed-End Funds, MST and IMST, as applicable, on the basis of fixed percentages as between each such group of funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping (such as among the series of a particular trust) based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex.

The following table sets forth information regarding compensation for the most recent fiscal year (except as noted) received by those Nominees who are incumbent Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust. (Trustees who are interested persons of the Trust and Officers of the Trust receive no compensation from the Trust).

Name of Trustee	Aggregate Compensation from Trust for Fiscal Year Ended December 31, 2013	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees for Calendar Year Ended December 31, 2013(1)(2)
Bradford K. Gallagher	$2,334	N/A	N/A	$250,000
James A. Jacobson	$2,801	N/A	N/A	$300,000
Hans W. Kertess	$3,034	N/A	N/A	$325,000
William B. Ogden IV	$2,334	N/A	N/A	$250,000
Alan Rappaport	$2,334	N/A	N/A	$250,000
Deborah A. DeCotis	$2,334	N/A	N/A	$250,000

(1)	Each Trustee serves as trustee or director of several other closed-end and/or open-end investment companies considered to be in the same Fund Complex as the Trust. Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport currently serve as trustee or director of 64 such investment companies and Ms. DeCotis currently serves as trustee or director of 82 such investment companies.
(2)	The PIMCO-Sponsored Funds are not part of the “Allianz Funds Complex” as used elsewhere in this Proxy Statement, but are part of the “Fund Complex” for purposes of this table.

Shareholder Communications with the Board of Trustees

The Board of Trustees has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board, c/o Chief Legal Officer, 1633 Broadway, New York, New York 10019. Shareholder communications should identify (i) the shareholder, (ii) the Portfolio that they are writing about, (iii) the firm through which the shareholder purchased the Portfolio and (iv) the share class they own (if known).

These procedures do not apply to any communication from an officer or Trustee or any communication from any employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, but do apply to any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or any communication made in connection with such a proposal.

The Board of Trustees has designated the Trust’s President, or his designee (which may or may not be an officer of the Trust), as the designated representative to attend the Meeting.

Trustee Indemnification

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except with respect to any matter as to which it has been determined that (i) they have not acted in good faith in the reasonable belief that their actions were in or were not opposed to the best interests of the Trust, or (ii) such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Declaration of Trust also provides for the advancement of defense expenses in certain circumstances and for indemnification in the event of settlement, provided that a quorum of the Independent Trustees finds, or independent legal counsel opines, that the person seeking indemnification acted in accordance with the standard above. The Bylaws of the Trust provide that such finding or opinion may be based upon a rebuttable presumption that the person seeking indemnification neither has engaged in willful misfeasance, nor has acted in bad faith, with gross negligence or in reckless disregard of his or her duties. The Trustees and officers of the Trust are covered by liability insurance.

Information about the Trust, including certain information about AGIFM, the principal underwriter and administrator, independent registered public accounting firm, executive officers and the interests of certain persons appears below under “Section II — Trust Information.”

Required Vote

The proposal requires a vote by the shareholders of the Trust. Shareholders of the Trust, including the Portfolio and class of shares thereof, will vote collectively as a single class on the election of each Nominee to the Trust’s Board. The election of each Nominee must be approved by a vote of a plurality of the Trust’s shares voted at the Meeting in person or by proxy.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE TRUST AND THE PORTFOLIO VOTE FOR EACH NOMINEE.

II. TRUST INFORMATION

This section provides certain information about the Trust, including information about its investment manager, principal underwriter, independent registered public accounting firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of the Portfolio.

The Trust is an open-end management investment company (“mutual fund”) organized in 2012 as a business trust under the laws of The Commonwealth of Massachusetts. The Trust currently consists of a single investment series. The address of the Trust is 1633 Broadway, New York, New York 10019.

Investment Manager

AGIFM, with principal offices at 1633 Broadway, New York, New York 10019, serves as investment manager (responsible for advisory and administrative functions) for the series of the Trust. AGIFM is a wholly-owned indirect subsidiary of AAMA. AAMA was organized as a limited partnership under Delaware law in 1987. AAMA’s sole general partner is Allianz Asset Management of America LLC. Allianz Asset Management of America LLC has three members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation that owns a 99.8% non-managing interest, Allianz Asset Management Aktiengesellschaft, a German Company that owns a 0.1% non-managing interest, and Allianz Asset Management of America Holdings Inc., a Delaware corporation that owns a 0.1% managing interest. Allianz of America is a wholly-owned indirect subsidiary of Allianz SE. Allianz Asset Management of America Holdings Inc. is a wholly-owned subsidiary of Allianz Asset Management Aktiengesellschaft, which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in AAMA. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for Allianz Asset Management of America LLC and Allianz Asset Management of America Holdings Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Asset Management Aktiengesellschaft is Seidlstrasse, 24-24a, D-80335, Munich, Germany. Allianz SE’s

address is Koeniginstrasse 28, D-80802, Munich, Germany. AAMA’s address is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660.

Principal Underwriter

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of the shares of the Trust pursuant to a distribution contract with the Trust. The Distributor is an indirect subsidiary of AAMA. The Distributor, located at 1633 Broadway, New York, New York 10019, is a broker-dealer registered with the Securities and Exchange Commission (the “SEC”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (the “Independent Registered Public Accounting Firm”), serves as the independent registered public accounting firm for the Trust and the Portfolio. The Independent Registered Public Accounting Firm provides audit services, tax return review and assistance and consultation in connection with review of SEC filings. The Independent Registered Public Accounting Firm is located at 300 Madison Avenue, New York, New York 10017.

Representatives of the Independent Registered Public Accounting Firm will be available at the Meeting by telephone to answer any appropriate questions and will have the opportunity to make a statement if they desire to do so.

The following tables set forth, for the Trust’s two most recent fiscal years, the fees billed by the Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Trust and (b) those non-audit services provided to AGIFM and the Sub-Adviser and any entity controlling, controlled by or under common control with AGIFM or the Sub-Adviser that provides ongoing services to the Trust (collectively, “Service Entities”) that relate directly to the Portfolio’s operations and financial reporting:

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
December 31, 2013	$15,450	$0	$10,980	$0
December 31, 2012	$20,000	$0	$10,660	$0

“Audit Fees” represent fees billed for each of the last two fiscal years or professional services rendered for the audit of the Trust’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years. “Audit-Related Fees” represent fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years. “Tax Fees” represent fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns. “All Other Fees” represent fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

To the extent required by applicable regulations, the Audit Oversight Committee of the Board must approve in advance all audit and non-audit services rendered to the Trust by the Independent Registered Public Accounting Firm and all non-audit services to the Service Entities, if the engagement relates directly to the operations and financial reporting of the Trust. Such services may also be approved by a designated member of the Audit Oversight Committee of the Multi-Funds Board, as applicable, if the fees for such services are below a designated amount. Such amount varies depending on the type of service. Currently, such amounts are $0 for audit services and $250,000 for audit-related services, tax services and non-audit services provided to Service Entities or other permitted services. During the last two fiscal years, no services described above under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the “de minimis” exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

For the Trust’s two most recent fiscal years, the aggregate non-audit fees billed by the Independent Registered Public Accounting Firm for services rendered to the Trust and the Service Entities were as follows:

Entity	Aggregate Non-Audit Fees Billed to Entity
	December 31, 2013	December 31, 2012
Premier Multi-Series VIT	$10,980	$10,660
Service Entities	$4,689,916	$1,027,613

The Oversight Committee of the Multi-Funds Board has considered whether the provision of non-audit services that were rendered to the Trust’s Service Entities that were not required to be pre-approved was compatible with maintaining the Independent Registered Public Accounting Firm’s independence.

The following table sets forth amounts the Independent Registered Public Accounting Firm billed to the Trust’s Service Entities for services required to be pre-approved by the Audit Oversight Committee of the Board.

Fiscal Year Ended	Audit-Related Fees	Tax Fees	All Other Fees
December 31, 2013	$0	$0	$0
December 31, 2012	$0	$0	$0

Executive Officers

The following table provides information about the current executive officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years’ duration, although the titles may not have been the same throughout. Unless otherwise indicated, the business address of the persons listed below is 1633 Broadway, New York, NY 10019.

Name Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Julian Sluyters 1960	President and Chief Executive Officer	3/2014 to present	See above.

Lawrence G. Altadonna 1966	Treasurer, Principal Financial and Accounting Officer	Since Inception	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 58 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo 1968	Vice President, Secretary and Chief Legal Officer	Since Inception	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 58 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Thomas L. Harter, CFA 680 Newport Center Drive Suite 250 Newport Beach, CA 92660 1975	Chief Compliance Officer	6/2013 to present	Director of Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of 58 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Name Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard J. Cochran 1961	Assistant Treasurer	Since Inception	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 58 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1974	Assistant Treasurer	Since Inception	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 58 funds in the Fund Complex.

Scott Whisten 1971	Assistant Treasurer	Since Inception	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 58 funds in the Fund Complex.

Lagan Srivastava 1977	Assistant Secretary	Since Inception	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 58 funds in the Fund Complex and of The Korea Fund, Inc.

Each of the Trust’s executive officers is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Please see the following table for information about relationships between the Trust’s officers and certain of the Trust’s affiliates.

Certain Affiliations

The following table lists the positions held by the Trust’s officers and any Trustee or Nominee who is an “interested person” of the Trust with affiliated persons or the principal underwriter of the Trust:

Name	Positions held with affiliated persons or the principal underwriter of the Trust
Julian Sluyters	Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director, and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012).

Lawrence G. Altadonna	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC.

Thomas J. Fuccillo	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC.

Thomas L. Harter	Director of Allianz Global Investors U.S. Holdings LLC.

Name	Positions held with affiliated persons or the principal underwriter of the Trust
Lagan Srivastava	Vice President of Allianz Global Investors U.S. Holdings LLC.

Orhan Dzemaili	Director of Allianz Global Investors Fund Management LLC.

Richard J. Cochran	Vice President of Allianz Global Investors Fund Management LLC.

Scott Whisten	Director of Allianz Global Investors Fund Management LLC.

Outstanding Shares and Significant Shareholders

Information about the number of outstanding shares and significant shareholders of the Portfolio is set forth in Appendix B.

V. VOTING INFORMATION

Record Date, Quorum and Methods of Tabulation

Shareholders of record at the close of business on October 17, 2014 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. With respect to the election of Trustees, the holders of 30% of the shares of the Trust outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Trust at the Meeting.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made, shares will be voted in accordance with the recommendation of the Trustees. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Trust prior to any such exercise, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

For Contract Owners, an Insurance Company Sponsor (as shareholder of record) will vote all shares for which voting instructions are timely received in accordance with such instructions. If no specification is made on a properly executed voting instruction card, the shares will be voted “FOR” the proposal. A vote to “WITHHOLD” will not count as a vote in favor of the proposal. An Insurance Company Sponsor will vote all shares for which voting instructions are not received, as well as shares it holds beneficially for its own accounts, in the same proportion as the shares for which voting instructions are timely received from Contract Owners. As a result, a relatively small number of Contract Owners may determine the outcome of the vote if other Contract Owners fail to vote. The Insurance Company Sponsors will vote according to their discretion on any other matter that may properly come before the Meeting or any adjournments or postponements thereof.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted for quorum purposes. So long as a quorum is present, neither abstentions nor broker non-votes will have any effect on the outcome of the proposal to elect Trustees. There are not expected to be any broker non-votes.

Adjournments

In the event that a quorum is not present for purposes of acting on a proposal for the Trust, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for the Trust to permit further solicitation of proxies. For the Trust, any such adjournment will require the affirmative vote of a plurality of the shares of the Trust present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any proposal that has not then been adopted. They will vote against such adjournment those proxies required to be voted against each proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such proposals.

Solicitation of Proxies

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of the Trust and officers and employees of AGIFM, its affiliates and other representatives of the Trust and, for Contract Owners, by Insurance Company Sponsors. The Trust has retained Boston Financial Data Services, Inc. (“BFDS”) to serve as tabulator of proxies and this cost as well as the legal, audit and other costs of preparing, printing and mailing this Proxy Statement and the cost of holding the Meeting (including the costs of any additional solicitation and any adjourned session) for the Trust and the corresponding costs for Allianz Funds, MST and IMST will be borne (i) 50% by AGIFM and (ii) 50% by the Trust, Allianz Funds, MST and IMST (to be allocated among individual series based on average net assets).

Methods of Voting

Electronic Voting: In addition to voting by mail, you may also give your voting instructions via the Internet or by touch-tone telephone by following the instructions found on the proxy card or voting instruction card, as applicable.

Telephone Voting: You may give your voting instructions over the telephone by calling the phone number listed on your proxy card or voting instruction card, as applicable. When receiving your instructions by telephone, the representative may ask you for your full name and address to confirm that you have received the Proxy Statement in the mail. If the information you provide matches the information provided to BFDS by the Trust, then a representative can record your instructions over the phone.

As the Meeting date approaches, you may receive a call from a representative of the Trust, AGIFM or its affiliates or, for Contract Owners, a representative of an Insurance Company Sponsor, if the Trust has not yet received your vote.

Voting by Mail: If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail the proxy card or voting instruction card, as applicable, received with the Proxy Statement by following the instructions on the proxy card or voting instruction card, or you can attend the Meeting in person. Please call 1-844-292-8017 for instructions on how to attend the Meeting and vote in person.

Shareholder Proposals at Future Meetings

Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. Except as described below, it is not anticipated that the Trust will hold shareholders’ meetings unless required by law or its Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. As discussed above under “Election of a Board of Trustees — Shareholder Communications with the Board of Trustees,” any such proposals should be submitted to the attention of the Board, c/o Chief Legal Officer, 1633 Broadway, New York, New York 10019.

Other Matters

Although the Meeting has been called to transact any other business that may properly come before it, the only business that management intends to present or that it knows that others will present is Proposal 1. in the Notice of Special Meeting. If any other matters properly come before the Meeting, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

Appendix A

Nominating Committee Charter

Allianz Funds, Allianz Funds Multi-Strategy Trust,

AllianzGI Managed Accounts Trust, Premier Multi-Series VIT, AllianzGI Institutional Multi-Series Trust and

Allianz Global Investors Fund Management Sponsored Closed-End Funds

The Boards of Directors/Trustees (the “Boards”) of each Trust and respective series thereof (each Trust or series, a “Fund”) have adopted this Charter to govern the activities of the Nominating Committee (the “Committee”) of each Board.

Statement of Purpose and Responsibility

The primary purpose and responsibility of each Committee is the screening and nomination of candidates for election to the Board as independent Directors/Trustees.

Organization and Governance

Each Committee shall be comprised of as many Directors/Trustees as the Board shall determine, but in any event not fewer than two (2) Directors/Trustees. Each Committee must consist entirely of Board members who are not “interested persons” of the relevant Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Each Board may remove or replace any member of the Committee at any time in its sole discretion.

One or more members of a Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

A Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund’s Bylaws.

Qualifications for Director/Trustee Nominees

A Director/Trustee candidate must have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director/Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition.

Identification of Nominees

In identifying potential nominees for a Board, the Committee may consider candidates recommended by the following sources: (i) the Fund’s current Directors/Trustees; (ii) the Fund’s officers; (iii) the Fund’s investment adviser or sub-advisers; (iv) shareholders of the Fund (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

A Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A (for all Funds other than the Allianz Global Investors Fund Management Sponsored Closed-End Funds) and Appendix B (for the Allianz Global Investors Fund Management Sponsored Closed-End Funds) to this Charter, as they may be amended from time to time by a Committee, set forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A or Appendix B (as applicable) will not be considered by the Committee).

Recommendation of Candidates to the Board

A Committee will recommend to the Board the Directors/Trustees candidates that it deems qualified to serve as independent directors/trustees on the Board. To the extent practicable, the Committee will rank such potential nominees for the Board in order of preference.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates for all Funds other than the Allianz Global Investors Fund Management Sponsored Closed-End Funds

A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.        The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Directors/Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.        All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Director/Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Director/Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.        At a Director/Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Director/Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.        A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Director/Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.        The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of

Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Directors/Trustees or Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

Procedures for Shareholders to Submit Nominee Candidates for the Allianz Global Investors Fund Management Sponsored Closed-End Funds

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.        The shareholder/stockholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.        The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of a Fund not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.        The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Directors/Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

Appendix B

Outstanding Shares and Significant Shareholders

Outstanding Shares

As of October 17, 2014 as shown on the books of the Trust, there were issued and outstanding the following number of shares of beneficial interest of the Portfolio:

Portfolio Name	Shares Outstanding
NFJ Dividend Value Portfolio	7,284,602.26

B-1

Significant Shareholders

CERTAIN OWNERSHIP OF TRUST SHARES

As of August 31, 2014, the following persons owned of record or beneficially 5% or more of the shares of the Portfolio:

a = Entity owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

Portfolio Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
NFJ DIVIDEND VALUE PORTFOLIO	AZL FUSION GROWTH FUND 3435 STELZER RD COLUMBUS OH 43219-6004	1,320,389.72	18.13%
NFJ DIVIDEND VALUE PORTFOLIO	AZL FUSION BALANCED FUND 3435 STELZER RD COLUMBUS OH 43219-6004	1,447,854.41	19.88%
NFJ DIVIDEND VALUE PORTFOLIO	AZL FUSION MODERATE FUND 3435 STELZER RD COLUMBUS OH 43219-6004(a)	4,128,542.27	56.67%

B-2

PROXY TABULATOR PO BOX 55909 BOSTON, MA 02205-5909

Your Vote is Important!

Vote by Internet

Please go to the electronic voting site at

www.2voteproxy.com/allianz. Follow the on-line instructions. If you vote by internet, you do not have to return your Proxy

Vote by Telephone

Please call us toll-free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your Proxy Card.

Vote by Mail

Mark, sign and date your Proxy Card and return it promptly in the envelope provided.

Please ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR

PO BOX 55909

BOSTON, MA 02205-9100

PREMIER MULTI-SERIES VIT

PROXY SOLICITED BY THE BOARD OF TRUSTEES

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 18, 2014

The undersigned hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Julian Sluyters, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders (the “Meeting”) of the NFJ Dividend Value Portfolio (the “Portfolio”), the series of Premier Multi-Series VIT (the “Trust”), to be held on December 18, 2014 at 10:30 a.m., Eastern time, at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019, and at any adjournments or postponements thereof, all of the shares of the Portfolio which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES IN PROPOSAL 1.

Signature(s) (if held jointly):

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, Trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Date:

ALZAN - Premier VIT - Proxy - V2

YOUR VOTE IS IMPORTANT

Please complete, date, sign and mail your proxy card

in the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at

www.2voteproxy.com/allianz

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments or postponements thereof. The Board of Trustees of the Trust recommends a vote FOR the Proposal.

PLEASE MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ▪

NFJ Dividend Value Portfolio

1. To Elect Trustees of the Trust:			FOR	WITHHOLD	FOR ALL EXCEPT
			ALL	FOR ALL	WITHHOLD FOR

(1) Deborah A. DeCotis	(5) Susan M. King	(9) Alan Rappaport	☐	☐	☐
(2) F. Ford Drummond	(6) James A. Jacobson	(10) Davey S. Scoon
(3) Bradford K. Gallagher	(7) James S. MacLeod	(11) Julian Sluyters
(4) Hans W. Kertess	(8) William B. Ogden, IV
To withhold authority to vote for any individual nominee(s), mark “For All Except Withhold For” and write the number(s) of the nominee(s) in the box below.

2. To consider and act upon such other matters as may properly come before the Meeting and any adjourned or postponed session thereof.

PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

ALZAN - Premier VIT - Proxy - V2

PROXY TABULATOR PO BOX 55909 BOSTON, MA 02205-5909

Your Vote is Important!

Vote by Internet

Please go to the electronic voting site at

www.2voteproxy.com/allianz. Follow the on-line instructions. If you vote by internet, you do not have to return your Card.

Vote by Telephone

Please call us toll-free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your Card.

Vote by Mail

Mark, sign and date your Card and return it promptly in the envelope provided.

Please ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR

PO BOX 55909

BOSTON, MA 02205-9100

VOTING INSTRUCTION	VOTING INSTRUCTION

PREMIER MULTI-SERIES VIT

VOTING INSTRUCTION CARD SOLICITED BY THE INSURANCE COMPANY AND

THE BOARD OF TRUSTEES OF PREMIER MULTI-SERIES VIT

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 18, 2014

The undersigned, revoking any previously executed voting instruction cards, hereby directs the above-named Insurance Company to vote all shares of the NFJ Dividend Value Portfolio (the “Portfolio”), the series of Premier Multi-Series VIT (the “Trust”), in which the undersigned had an interest as a contract owner on October 17, 2014, as designated on the reverse side at the Special Meeting of Shareholders (the “Meeting”) of the Portfolio, to be held on December 18, 2014 at 10:30 a.m., Eastern time, at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019, and at any adjournments or postponements thereof. Receipt of the related proxy statement and accompanying Notice of Special Meeting that describes the matter to be considered and voted on is hereby acknowledged.

If you fail to return this Voting Instruction Card, depending on your separate account, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from the contract owners in the separate account.

Shares will be voted in the manner specified in this Voting Instruction Card when properly executed and delivered. If this Voting Instruction Card is executed but no direction is made, the Insurance Company will vote FOR each of the Nominees in Proposal 1.

The Insurance Company is authorized to vote in its discretion upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) on this card. All joint owners should sign. When signing the card as attorney-in-fact, executor, administrator, trustee, or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations. Please indicate signor’s office. If a partner, sign in the partnership name.

Signature

Signature

Date:

ALZAN - Premier VIT -VIC - V2

YOUR VOTE IS IMPORTANT

Please complete, date, sign and mail your voting instruction card in the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at

www.2voteproxy.com/allianz

In its discretion, the Insurance Company is authorized to vote upon such other business as may properly come before the Meeting or any adjournments or postponements thereof. The Board of Trustees of the Trust recommends a vote FOR the Proposal.

PLEASE MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ▪

NFJ Dividend Value Portfolio

1. To Elect Trustees of the Trust:			FOR ALL	WITHHOLD FOR ALL	FOR ALL EXCEPT WITHHOLD FOR

(1) Deborah A. DeCotis	(5) Susan M. King	(9) Alan Rappaport	☐	☐	☐
(2) F. Ford Drummond	(6) James A. Jacobson	(10) Davey S. Scoon
(3) Bradford K. Gallagher	(7) James S. MacLeod	(11) Julian Sluyters
(4) Hans W. Kertess	(8) William B. Ogden, IV
To withhold authority to vote for any individual nominee(s), mark “For All Except Withhold For” and write the number(s) of the nominee(s) in the box below.

2. To consider and act upon such other matters as may properly come before the Meeting and any adjourned or postponed session thereof.

PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

ALZAN - Premier VIT - VIC - V2